Exhibit 99.1

KPMG LLP

633 West 5th Street
Suite 4700

Los Angeles, CA 90071

Independent Accountants’ Agreed-Upon Procedures Report

Clifford Capital Asset Finance Pte. Ltd. (the “Company”)

ING Bank N.V., Singapore Branch

MUFG Securities Asia Limited Singapore Branch

SMBC Nikko Securities (Hong Kong) Limited

Société Générale

Standard Chartered Bank (Singapore) Limited

(collectively, the “Specified Parties”)

Re: Bayfront IABS IX Pte. Ltd. – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)	the “Project Info” tab of an electronic data file entitled “Mengkulang_Asset Data Tape (as of 3 September 2026).xlsx” provided by the Company on September 3, 2026, containing information on 43 projects (the “Projects”) as of September 3, 2026 (the “Data Tape”), and

(ii)	the “Asset List” tab of an electronic data file entitled “Bayfront IX - Asset Listing v20260906.xlsx” provided by the Company on September 5, 2026, containing information on 46 debt instruments related to the Projects (the “Collateral Obligations”) as of September 5, 2026 (the “Asset Listing Workbook” and together with the Data Tape, the “Data Files”).

We were informed that the Collateral Obligations are intended to be included as collateral in the offering by Bayfront IABS IX Pte. Ltd. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of years were within $1.00, 0.1%, and 0.1 years, respectively.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

•	The term “Asset File” means the following information sources provided by the Company:

–	“Facility Agreement” – means a facility agreement, common terms agreement, credit agreement, credit guarantor agreement, subscription agreement, accession agreement, deed, or note for certain Collateral Obligations containing information on the terms of the debt instrument and includes full documents, excerpts, addendums, amendments, annexes, and/or schedules.

–	“Information Memorandum” – means a memorandum, circular, prospectus, term sheet, executive summary, presentation, or organization chart for certain Collateral Obligations describing the terms, underlying Project, respective obligors, sponsors, offtakers, or other relevant information for potential investors.

–	“Progress Report” – means a report for certain Collateral Obligations containing information regarding the (i) completion rate of an underlying Project that has not reached commercial operation or (ii) construction and/or operational status of an underlying Project that has reached commercial operation.

–	“Tenant Contract” – means an agreement for certain Collateral Obligations defining terms of trade between the project owner and a tenant or off-taker.

–	“Ratings Correspondence” – means copies of private letter ratings, credit estimates, and other correspondence the Company received from Fitch (Hong Kong) Limited and/or Moody’s Investors Service Ltd, or any successor or successors thereto.

–	“Compliance Certificate” – means certificates containing information regarding the debt service coverage ratio or other leverage ratio of the Collateral Obligations for the last three full calendar years and the current calendar year, as applicable.

–	“COD Certificate” – means a certificate containing information regarding the commercial operation date of an underlying Project.

–	“Swap Agreement” – means an agreement to enter into a currency or foreign exchange swap, interest rate swap, or other hedging contract related to a Collateral Obligation containing information regarding the term of the agreement and calculations of amounts due.

–	“CP Confirmation” – means a report or electronic correspondence for certain Collateral Obligations containing information related to the financial close and preconditions for accessing funds of the Collateral Obligation.

–	“Transfer Document” – means a document containing information regarding the acquisition of the Collateral Obligations by Bayfront IABS IX Pte. Ltd including, but not limited to, pricing letters, trade confirmations, transfer certificates (for direct legal transferred loans), funded risk participation agreements (for participation loans), and bond custodian records (for bonds).

–	“Loan Schedule” – means a schedule containing information regarding the periodic calculation of interest rates, principal payments and/or interest payments for the Collateral Obligations.

The Asset File was represented by the Company to be either the original Asset File, a copy of the original Asset File, and/or electronic records contained within the Company’s servicing systems. We make no representation regarding the validity or accuracy of these documents or the execution of any contract by the borrower or tenants.

•	The term “Rating Agency Information” means information obtained from (i) the Moody’s Investors Service Ltd website or other publications or (ii) the Fitch (Hong Kong) Limited website or other publications. We make no representation regarding the validity or accuracy of this information.

•	The term “Bloomberg Information” means information obtained from the Bloomberg, L.P. website or other publications. We make no representation regarding the validity or accuracy of this information.

•	The term “Public Information” means Rating Agency Information, Bloomberg Information, and any information in the public domain from websites identified by the Company relating to the Projects and Collateral Obligations.

•	The term “Company Mapping Schedules” means (i) an electronic data file entitled “Sectors.xlsx” provided by the Company on February 11, 2026, (ii) an electronic data file entitled “Issues Log 2026.08.24_CC 2026.08.25.xlsx” provided by the Company on August 26, 2026, and (iii) an electronic data file entitled “Issues Log 2026.08.27_CC.xlsx” provided by the Company on August 31, 2026 containing alternate descriptions found in the Asset File and Public Information which may be considered equivalent to corresponding information contained in the Data Files related to the Location, Country of Project, Country of Risk, Region of Project, Region of Risk, Sector, and Sub-Sector attributes.

•	The term “Company Amortization Schedule” means the “Summary” tab of an electronic data file entitled “Bayfront IX – Scheduled Amortisations_040926_v2.xlsx” provided by the Company on September 4, 2026 containing information on the projected amortization of certain Collateral Obligations between September 8, 2026 and October 6, 2026.

•	The term “Source Documents” means the Asset File, Public Information, Company Mapping Schedules, and Company Amortization Schedule.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data Tape and the Asset Listing Workbook, we received one or more earlier versions of the data tape and the asset listing workbook on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Company. The Data Tape and the Asset Listing Workbook represent the revised information reflecting resolution of differences communicated as determined appropriate by the Company. We performed the procedures on the Data Tape and Asset Listing Workbook, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	For each Project included in the Data Tape, we compared or recomputed the specified attributes in the Data Tape listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data Tape to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority, with the highest priority document listed first.

Attribute	Source Document(s) / Instructions

Amount in Portfolio ($mn)	Transfer Document, Company Amortization Schedule, Instructions

% of Portfolio	Instructions

Status (Operational or Under Construction)	COD Certificate, Progress Report, Information Memorandum

Completion Rate	COD Certificate, Progress Report, Information Memorandum

Attribute	Source Document(s) / Instructions

COD	COD Certificate, Progress Report, Information Memorandum

Mode of Transfer	Transfer Document

Maturity	Facility Agreement, Loan Schedule, Swap Agreement, CP Confirmation, Instructions

Sector	Information Memorandum, Public Information, Company Mapping Schedules

Location	Information Memorandum, Public Information, Company Mapping Schedules

Last 3 years’ Historical Average DSCR	Compliance Certificate

Event of Default DSCR level	Facility Agreement

Last 3 years’ Historical Average Leverage Ratio	Compliance Certificate

Event of Default Leverage Ratio	Facility Agreement

Fully Amortizing (Y/N)	Facility Agreement, Loan Schedule

We found such information to be in agreement without exception.

B.	For each Collateral Obligation included in the Asset Listing Workbook, we compared or recomputed the specified attributes in the Asset Listing Workbook listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Asset Listing Workbook to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority, with the highest priority document listed first.

Attribute	Source Documents / Instructions

Currency	Facility Agreement, Loan Schedule, Swap Agreement

Dropdown Amount (US$)	Transfer Document, Company Amortization Schedule, Instructions

% of Portfolio	Instructions

Final Mty	Facility Agreement, Loan Schedule, Swap Agreement, CP Confirmation, Instructions

Tenor	Facility Agreement, Loan Schedule, Swap Agreement, Instructions

Tenor (range)	Instructions

Attribute	Source Documents / Instructions

WAL	Facility Agreement, Swap Agreement, Loan Schedule, Instructions

Fitch ICO	Ratings Correspondence, Rating Agency Information

Fitch IDR	Ratings Correspondence, Rating Agency Information

Fitch CO Factor	Ratings Correspondence, Rating Agency Information

Moody’s CE	Ratings Correspondence, Rating Agency Information

Moody’s CE (numeric value)	Ratings Correspondence, Rating Agency Information

Benchmark Rate	Facility Agreement, Swap Agreement

Monthly Repayment Profile	Facility Agreement, Loan Schedule, Swap Agreement, Instructions

Margin over SOFR	Facility Agreement, Loan Schedule, Swap Agreement

Facility Guarantor	Facility Agreement

Tranche	Facility Agreement, Public Information

Mode of Transfer	Transfer Document

Covered	Facility Agreement

ECA/MFI loans	Facility Agreement

Country of Project	Facility Agreement, Information Memorandum, Public Information, Company Mapping Schedules

Region of Project	Facility Agreement, Information Memorandum, Public Information, Company Mapping Schedules

Country of Risk	Facility Agreement, Information Memorandum, Public Information, Company Mapping Schedules

Region of Risk	Facility Agreement, Information Memorandum, Public Information, Company Mapping Schedules

Sub-Sector	Information Memorandum, Public Information, Company Mapping Schedules

Status	COD Certificate, Progress Report, Information Memorandum

Offtaker / Charterer	Information Memorandum, Public Information, Tenant Contract, Instructions

Operator	Information Memorandum, Public Information, Facility Agreement

ECA Country / MIGA	Facility Agreement

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Projects or Collateral Obligations, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Collateral Obligations to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Collateral Obligations being securitized, (iii) the compliance of the originator of the Collateral Obligations with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Projects or Collateral Obligations that would be material to the likelihood that the issuer of the notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, California
September 8, 2026

Exhibit A – Instructions

#	Attribute	Instruction
1	Amount in Portfolio ($mn)	For each individual Project, recompute as a number equal to the sum of:
		a.	the dropdown amount as sourced from in the Transfer Document less
		b.	projected amortization as sourced from the Company Amortization Schedule for all Collateral Obligations with the same corresponding Project
2	% of Portfolio	For each individual Project or Collateral Obligation, as applicable, recompute as a percentage equal to:
		a.	(i) Amount in Portfolio ($mn) in the Data Tape or (ii) Dropdown Amount (US$) in the Asset Listing Workbook, as applicable divided by either
		b.	(i) the total Amount in Portfolio ($mn) in the Data Tape or (ii) the total Dropdown Amount (US$) in the Asset Listing Workbook, as applicable
3	Maturity	For each individual Project, recompute as a date equal to:
		a.	financial close date as sourced from the Facility Agreement, Loan Schedule, Swap Agreement, or CP Confirmation
plus
		b.	the original term as sourced from the Facility Agreement
4	Dropdown Amount (US$)	For each Collateral Obligation, recompute as a number equal to:
		a.	the dropdown amount as sourced from the Transfer Document
less
		b.	projected amortization as sourced from the Company Amortization Schedule
5	Final Mty	For each Collateral Obligation, recompute as a date equal to:
		a.	financial close date as sourced from the Facility Agreement, Loan Schedule, Swap Agreement, or CP Confirmation
plus
		b.	the original term as sourced from the Facility Agreement
6	Tenor	For each Collateral Obligation, recompute as the number of years between:
		a.	Final Mty
and
		b.	October 6, 2026
7	Tenor (range)	For each Collateral Obligation, truncate the Tenor recomputed above to the nearest whole number of years when comparing this attribute in the Asset Listing Workbook

A-1

#	Attribute	Instruction
8	WAL	For each Collateral Obligation, recompute as a number of years equal to:
		a.	the sum of the following for required principal payments as sourced from the Facility Agreement, Swap Agreement, or Loan Schedule:
			i.	the number of years between October 6, 2026, and the date associated with the principal payment times
			ii.	the amount of the required principal payment
divided by
		b.	the sum of all required principal payments as sourced from the Facility Agreement, Loan Schedule, or Swap Agreement
9	Offtaker / Charterer	Consider Offtaker / Charterer to be in agreement if the Asset Listing Workbook value is “Various offtakers” and more than one tenant or offtaker is identified in the Information Memorandum, Public Information, or Tenant Contract

A-2

#	Attribute	Instruction
10	Monthly Repayment Profile	For each Collateral Obligation, if required principal payments sourced from the Facility Agreement, Loan Schedule, or Swap Agreement are disclosed as a currency amount, recompute as a percentage equal to:
		a.	the currency amount of the required principal payment divided by
		b.	the sum of all required principal payments
For any required principal payments recomputed in such a manner or sourced from the Facility Agreement, Loan Schedule, or Swap Agreement that are required to be paid prior to October 6, 2026, disregard such payments and multiply each required principal payment on or after October 6, 2026, by a percentage equal to:
		a.	1
divided by
		b.	the sum all percentages observed or recomputed above and occurring after October 6, 2026
Additionally,
		a.	For the Collateral Obligation related to Thai DC 1 Co., Ltd., compare the December 2026 value in the Asset Listing Workbook to a projected drawdown of 2%.
		b.	For the Collateral Obligation related to Metropolis (EdgeConneX MCN Labuan M-4 Ltd) – EBL, compare the October 2026 value in the Asset Listing Workbook to a projected drawdown of 6.02% and November 2026 value to a projected drawdown of 29%.
		c.	For the Collateral Obligation related to Metropolis (EdgeConneX MCN Labuan M-4 Ltd) – TL, compare the October 2026 value in the Asset Listing Workbook to a projected drawdown of 3.46% and November 2026 value to a projected drawdown of 17.32%.

A-3